SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934 (Amendment No. )

     Check the appropriate box:

     [ ]  Preliminary Information Statement

     [ ]  Confidential, for Use of the Commission Only
          (as permitted by Rule 14c-5(d)(2))

     [X]  Definitive Information Statement

                              MEEDER ADVISOR FUNDS
                (Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

     [X]  No Fee Required
     [ ]  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

          (1)  Title of each class of securities to which transaction applies:

          (2)  Aggregate number of securities to which transaction applies:

          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          (4)  Proposed maximum aggregate value of transaction:

          (5)  Total fee paid:

     [ ]  Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1)  Amount Previously Paid:

          (2)  Form, Schedule or Registration No.

          (3)  Filing Party

          (4)  Date Filed

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                              MEEDER ADVISOR FUNDS'
                                CORE EQUITY FUND
                               6000 MEMORIAL DRIVE
                               DUBLIN, OHIO 43017
                                 (800) 494-FLEX

                              ---------------------

                              INFORMATION STATEMENT

                                 MARCH 12, 2003

                              ---------------------

TO THE SHAREHOLDERS:

     Meeder Advisor Funds is a family of mutual funds organized as a Massachusetts business trust (the "Trust"). The Core Equity Fund (the "Fund"), a series of the Trust, is a multi-managed, diversified open-end investment management company known as a mutual fund. The Fund's objective is to seek capital growth by investing primarily in a diversified portfolio of domestic common stocks with greater than average growth characteristics selected primarily from the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"). Neither the Trust nor the Fund has an investment adviser because the Trust seeks to achieve the investment objective of the Fund by investing all of its investable assets in the Growth Stock Portfolio (the "Portfolio"), a corresponding open-end management company having the same investment objective as the Fund. Assets of the Portfolio representing each of the industry sectors of the S&P 500 are managed by one or more sub-subadvisers.

     On February 10, 1998, the Portfolio received an exemptive order from the Securities and Exchange Commission (the "SEC") that permits the Portfolio's subadviser (the "Subadviser") to hire new sub-subadvisers and to make certain changes to existing sub-subadvisory contracts with the approval of the Board of Trustees, without obtaining shareholder approval. On November 2, 2002, at a meeting of the Board of Trustees of the Portfolio, the Trustees approved a new sub-subadvisory agreement for the Portfolio. The new sub-subadvisory agreement approved by the Board of Trustees was entered into among the Portfolio, the Subadviser, and The Dreyfus Corporation ("Dreyfus"). Dreyfus assumed investment advisory responsibility for the goods and services sector of the Portfolio on November 27, 2002.

     This information statement informs you of the circumstances surrounding the Board's approval of the new sub-subadvisory agreement and provides you with an overview of its terms.

                                             By order of the Board

                                             Wesley F. Hoag

                                             Secretary

THIS IS NOT A PROXY STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE NOT REQUESTED TO SEND US A PROXY.

                              MEEDER ADVISOR FUNDS'
                                CORE EQUITY FUND
                               6000 MEMORIAL DRIVE
                               DUBLIN, OHIO 43017
                                 (800) 494-FLEX

                              ---------------------

                              INFORMATION STATEMENT

                                 MARCH 12, 2003

                              ---------------------

                               GENERAL INFORMATION

     This information statement is being furnished to the shareholders of the Core Equity Fund in lieu of a proxy statement, pursuant to the terms of an exemptive order the Fund and the Portfolio received from the SEC. The exemptive order permits the Portfolio's subadviser to hire new sub-subadvisers and to make certain changes to existing sub-subadvisory contracts with the approval of the Board of Trustees, without obtaining shareholder approval.

     The Trust is an open-end management investment company organized as a Massachusetts business trust on June 22, 1992. The Trust's offices are at 6000 Memorial Drive, Dublin, Ohio 43017.

     We are providing shareholders of the Fund as of February 14, 2003 with the information statement. This information statement relates to the approval by the Trustees of the new sub-subadvisory agreement (the "Sub-subadvisory Agreement") dated November 27, 2002 among the Portfolio, the Subadviser, and Dreyfus. Dreyfus assumed its sub-subadvisory duties with respect to the Portfolio on November 27, 2002. The Trustees, including a majority of the Trustees who were not parties to the Sub-subadvisory Agreement and were not interested persons of those parties (as defined in the Investment Company Act of 1940), approved the Sub-subadvisory Agreement on November 2, 2002. The material terms of the new Sub-subadvisory Agreement are substantially the same as those of the sub-subadvisory agreements entered into with the Portfolio's other sub-subadvisers (each a "Sub-subadviser" and collectively, the "Sub-subadvisers"). The sub-subadvisory agreements with the Sub-subadvisers were last approved by the Trustees on May 3, 2002, and by the shareholders of the Fund on July 31, 1997. The form of the Sub-subadvisory Agreement with Dreyfus is set forth as Exhibit A to this information statement.

     The Fund will pay for the costs associated with preparing and distributing this information statement, which will be mailed on or about March 9, 2003.

THE MANAGER

     Meeder Asset Management, Inc. ("Manager"), formerly known as R. Meeder & Associates, Inc., was incorporated in Ohio in 1974 and maintains its principal offices at 6000 Memorial Drive, Dublin, Ohio 43017. The Manager serves the Portfolio pursuant to an Investment Advisory Contract under the terms of which it has agreed to provide an investment program within the limitations of the Portfolio's investment policies and restrictions, and to furnish all executive, administrative, and clerical services required for the transaction of Portfolio business, other than accounting services and services that are provided by the Portfolio's custodian, transfer agent, independent accountants, and legal counsel. As of December 31, 2002, the Manager served as the investment adviser to 22 open-end investment companies with aggregate assets of approximately $369.4 million.

THE SUBADVISER

     Sector Capital Management, L.L.C. (the "Subadviser"), 51 Germantown Court, Suite 309 Cordova, TN 38018, serves as the Portfolio's subadviser under an investment subadvisory agreement among the Portfolio, the Manager and the Subadviser. The Subadviser furnishes investment advisory services in connection with the management of the Portfolio.

     The Subadviser and the Portfolio have entered into a Sub-subadvisory Agreement with each Sub-subadviser selected for the Portfolio. It is the Subadviser's responsibility to select, subject to the review and approval of the Board of Trustees, the Sub-subadvisers who have distinguished themselves by able performance in respective areas of expertise in sector management and to review their continued performance. Components of the Subadviser's selection process include evaluating the investment strategy employed to produce favorable results, evaluating such performance against a universe of sector benchmarks, and meeting with selected investment managers to confirm the selection process. In addition, it is the Subadviser's responsibility to categorize publicly traded domestic stocks into a specific industry sector.

THE SUB-SUBADVISERS

     Currently, the Subadviser has identified nine industry sectors for the S&P 500 and has selected a Sub-subadviser to manage each sector. Each Sub-subadviser manages those assets of the Portfolio that are allocated to its industry sector(s).

     The Manager and the Subadviser have the ultimate responsibility for the investment performance of the Portfolio due to the Manager's responsibility to oversee the Subadviser and the Subadviser's responsibility to oversee the Sub-subadvisers and recommend their hiring, termination and replacement.

THE ADMINISTRATOR

     The Administrator of the Fund is Mutual Funds Service Co., 6000 Memorial Drive, Dublin, Ohio 43017.

THE UNDERWRITER

     The Underwriter of the Fund is Adviser Dealer Services, Inc., 6000 Memorial Drive, Dublin, Ohio 43017.

SHAREHOLDER REPORTS

     The Trust's most recent annual report for the fiscal year ended December 31, 2002 and semi-annual report for the six months ended June 30, 2002 have previously been sent to shareholders and may be obtained without charge by writing the Trust at P.O. Box 7177, Dublin, Ohio 43017 or by calling (800) 494-3539.

SHAREHOLDINGS

     As of February 21, 2003, the Fund's total net asset value was approximately $3,012,610.11 and there were 322,354.807 shares of the Fund outstanding.

OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     As of February 21, 2003, there were no persons known by the Trust to be the beneficial owners of more than five percent of the outstanding shares of the Fund.

OWNERSHIP OF MANAGEMENT

     As of February 21, 2003, there were no executive officers or trustees of the Trust who own shares of the Fund.

                          NEW SUB-SUBADVISORY AGREEMENT

     On November 2, 2002, the Trustees, including a majority of the Trustees who are not parties to the Sub-subadvisory Agreement or interested persons of such parties (as defined in the Investment Company Act), unanimously approved the Sub-subadvisory Agreement and the selection of Dreyfus as a Sub-subadviser.

     The  Sub-subadvisory  Agreement  contains  substantially the same terms and
conditions  as  the  sub-subadvisory   agreements  with  the  Portfolio's  other
sub-subadvisers. See "Terms of Sub-subadvisory Agreement" below.

     Section 15 of the Investment Company Act of 1940 requires that a majority of the Portfolio's outstanding voting securities approve the Sub-subadvisory Agreement. However, on February 10, 1998, the SEC issued an order granting the Portfolio and the Manager exemptive relief from the requirements of Section 15. According to the SEC's order, which is subject to a number of conditions, the Subadviser may now enter into sub-subadvisory agreements on behalf of the Portfolio without receiving prior shareholder approval. Thus, execution and implementation of the Sub-subadvisory Agreement did not require shareholder consent.

BOARD CONSIDERATION OF SUB-SUBADVISORY AGREEMENT

     At a meeting of the Board of Trustees, it considered and unanimously approved the Sub-subadvisory Agreement on November 2, 2002. In considering approval of the Sub-subadvisory Agreement, the Trustees, including the non-interested Trustees, considered whether approval of the Sub-subadvisory Agreement was in the best interests of the Portfolio and the shareholders of the Trust. At the meeting, the Trustees reviewed the provisions of the
Sub-subadvisory Agreement, including the services to be performed by the Subadviser and Dreyfus; the compensation to be paid by the Manager to the Subadviser for these services; the compensation to be paid by the Subadviser to Dreyfus for its services; and the initial term, renewal, termination, and other material provisions of the Sub-subadvisory Agreement. The Board also considered the nature, quality and extent of services expected to be provided to the Portfolio by Dreyfus, as well as its reputation in the asset management industry.

     Based upon their review, the Trustees concluded that the Sub-subadvisory Agreement was reasonable, fair, and in the best interests of the Portfolio and the shareholders of the Trust, and that the fee provided in the Sub-subadvisory Agreement was fair and reasonable. Accordingly, and after consideration of the above factors and such other factors and information as they deemed relevant, the Trustees, including the non-interested Trustees, unanimously approved the Sub-subadvisory Agreement.

INFORMATION CONCERNING DREYFUS

     The Dreyfus Corporation, 200 Park Avenue, 8th Floor, New York, New York 10166, began managing the goods and services sector of the Portfolio on November 27, 2002. Founded in 1947, Dreyfus manages approximately $195 billion in over 190 mutual funds as of November 25, 2002. Dreyfus is the primary mutual fund business of Mellon Financial Corporation, a global financial services company that provides wealth management, global investment services and a comprehensive array of banking services for individuals, businesses and institutions.

     Terence J. McLaughlin and Deborah C. Ohl, Portfolio Managers for Dreyfus and Lighthouse Growth Advisors, LLC, a subsidiary of Dreyfus, are the portfolio managers primarily responsible for the day-to-day management of those assets of the Growth Stock Portfolio allocated to Dreyfus. Mr. McLaughlin and Ms. Ohl have been employed by Dreyfus and Lighthouse since November 1, 2002. From 1984 to October 2002, Mr. McLaughlin was portfolio manager for Ashland Management Incorporated. Ms. Ohl was employed by Ashland Management Incorporated from August 1992 to October 2002 and served as a portfolio manager for Ashland from 1993 to October 2002. Mr. McLaughlin and Ms. Ohl have served as the portfolio managers for the assets of the goods and services sector of the Growth Stock Portfolio since December 1996. Dreyfus' principal executive offices are located at 200 Park Avenue, New York, NY 10166.

     Dreyfus does not manage any other mutual funds having an investment objective similar to that of the Fund.

TERMS OF SUB-SUBADVISORY AGREEMENT

     Under the terms of the Sub-subadvisory Agreement, Dreyfus is compensated by the Subadviser at an annual rate of 0.25% of the Portfolio's average daily net assets assigned to it, the same fee that is paid to each of the other sub-subadvisers of the Portfolio. For the period from November 27, 2002 (effective date of the Sub-subadvisory Agreement) through January 31, 2003, the Portfolio paid an advisory fee to Dreyfus of $996.48. The Sub-subadvisory Agreement provides that, subject to the supervision of the Board of Trustees, the Manager and the Subadviser, Dreyfus responsible for the day-to-day management of the goods and services sector of the Portfolio, in accordance with the investment objectives and policies of the Portfolio as reflected in the current Prospectus and Statement of Additional Information of the Trust and as may be adopted from time to time by the Board of Trustees. In accordance with the requirements of the Investment Company Act of 1940, Dreyfus maintains, keeps current and preserves on behalf of the Portfolio all books and records relating to the transactions its executes, and renders to the Trustees such periodic and special reports as the Board of Trustees may reasonably request.

     DURATION AND TERMINATION. The Sub-subadvisory Agreement will remain in full force and effect for a period of two years from its effective date, and will continue thereafter as long as its continuance is specifically approved at least annually by vote of a majority of the outstanding voting securities (as that term is defined in the Investment Company Act of 1940) of the Portfolio, or by the Board of Trustees, including the approval by a majority of non-interested Trustees, at a meeting called for the purpose of voting on such approval; provided, however, that (1) the Sub-subadvisory Agreement may be terminated at any time, upon thirty days prior written notice to the other parties thereto, without the payment of any penalty, by vote of the Board of Trustees, the Subadviser, Dreyfus, or by vote of a majority of the outstanding voting securities of the Portfolio, and (2) the Sub-subadvisory Agreement will terminate immediately in the event of its assignment (within the meaning of the Investment Company Act of 1940).

     LIABILITY. The Sub-subadvisory Agreement provides that, in the absence of willful misfeasance, bad faith or gross negligence, violation of applicable law, or reckless disregard of its duty or of its obligations thereunder, Dreyfus will not be liable for any act or omission in connection with its activities as sub-subadviser to the Portfolio.

                              SHAREHOLDER PROPOSALS

     As a Massachusetts business trust, the Trust is not required to hold annual meetings of shareholders, and the Trustees currently do not intend to hold such meetings unless shareholder action is required in accordance with the Investment Company Act of 1940 or the Trust's Declaration of Trust. A shareholder proposal intended to be presented at any meeting of shareholders of the Trust must be received by the Trust at a reasonable time before the Trustees' solicitation relating thereto is made in order to be included in the Trust's proxy statement and form of proxy relating to that meeting and presented at the meeting. The mere submission of a proposal by a shareholder does not guarantee that the proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required.

                                             Wesley F. Hoag

                                             Secretary

Dated:  March 12, 2003

                                    EXHIBIT A

                             MONEY MANAGER AGREEMENT

                                     Effective Date:  November 27, 2002

                                     Termination Date: Two years after Effective

The Dreyfus Corporation
200 Park Avenue
New York, NY  10166

     Re:  The Growth Stock Portfolio

Ladies and Gentlemen:

     The Growth Stock Portfolio (all of the assets of the Growth Stock Portfolio including those assets not managed by the Money Manager, hereinafter referred to as the "Portfolio") is an open-end management investment company registered as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and subject to the rules and regulations promulgated thereunder.

     Sector Capital Management, L.L.C. (the "Manager") acts as the investment subadvisor of the Portfolio pursuant to the terms of an Investment Advisory Agreement, and is an "investment adviser", as that term is defined in Section 2(a)(20) of the 1940 Act, to the Portfolio. The Manager is responsible for the day-to-day management of the Portfolio and for the coordination of investments of the Portfolio's assets; however, specific portfolio purchases and sales for the Portfolio, or a portion thereof, are to be made by the portfolio management organizations recommended and selected by the Manager, subject to the approval of the Board of Trustees of the Portfolio (the "Board").

     1. APPOINTMENT AS A MONEY MANAGER. The Manager and the Portfolio hereby appoint and employ The Dreyfus Corporation (the "Money Manager") as a discretionary investment sub-subadviser to the Portfolio for that portion of the assets of the Portfolio which the Manager determines from time to time to assign to the Money Manager (those assets being referred to as the "Account").

     2. ACCEPTANCE OF APPOINTMENT: STANDARD OF PERFORMANCE. The Money Manager accepts the appointment as a discretionary investment sub-subadviser to the Portfolio and agrees to use its best professional judgment to make and implement investment decisions for the Portfolio with respect to the investments of the Account in accordance with the provisions of this Agreement.

     3. PORTFOLIO MANAGEMENT SERVICES OF THE MONEY MANAGER. The Money Manager is hereby employed and authorized to select portfolio securities for investment by the Portfolio, to determine whether to purchase and sell securities for the Account, and upon making any purchase or sale decision, and without prior consultation, to place orders for the execution of such portfolio transactions in accordance with paragraphs 5 and 6 hereof and Exhibit A attached hereto and incorporated by this reference herein (as it may be amended in writing by the parties from time to time). In providing portfolio management services to the Account, the Money Manager shall be subject to such investment restrictions as are set forth in the 1940 Act and rules thereunder, the supervision and control of the Board, such specific instructions as the Board may adopt and communicate to the Money Manager; the investment objectives, policies and restrictions of the Portfolio furnished pursuant to paragraph 4; and written instructions from the Manager. The Money Manager shall maintain on behalf of the Portfolio the records listed in Exhibit B attached hereto and incorporated by this reference herein (as it may be amended in writing by the parties from time to time). At the Portfolio's or the Manager's reasonable request (as communicated by the Board or the officers of such entities), the Money Manager will consult with the officers of the Portfolio or the Manager, as the case may be, with respect to any decision made by it with respect to the investments of the Account. Meeder Asset Management, Inc., the investment adviser to the Portfolio ("Meeder"), will invest any cash in the Account.

     4. INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS. The Manager shall provide the Money Manager with a written statement of the investment objectives and policies of the Portfolio and any specific investment restrictions applicable thereto as established by the Portfolio, including those set forth in its Prospectus, as amended from time to time. The Portfolio retains the right, on reasonable prior written notice to the Money Manager, from the Portfolio or the Manager, to modify in writing any such objectives, policies or restrictions in any manner at any time. The Money Manager shall have no duty to investigate, and the Money Manager may also rely upon, any instructions received from the Portfolio, the Manager, or both, and absent manifest error, such instructions shall be presumed reasonable.

     5. TRANSACTION PROCEDURES. All transactions will be settled by U.S. Bank, N.A. (the "Custodian"), or such depository or agents as may be designated by the Custodian, as custodian for the Portfolio, of all cash and/or securities due to or from the Account, and the Money Manager shall not have possession or custody thereof or any responsibility or liability with respect thereto. The Money Manager shall advise Mutual Funds Service Co. ("MFSC"), the accounting agent for the Portfolio, and confirm by facsimile all investment orders for the Portfolio placed by it with broker/dealers at the time and in the manner set forth in Exhibit A hereto. The Portfolio shall be responsible for all custodial arrangements and the payment of all custodial charges and fees and, upon the Money Manager giving proper instructions to MFSC, the Money Manager shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian.

     6. ALLOCATION OF BROKERAGE. The Money Manager shall have the authority and discretion to select broker/dealers, including the Money Manager or affiliates thereof, to execute portfolio transactions initiated by the Money Manager, and for the selection of the markets on which the transactions will be executed. If the Money Manager executes portfolio transactions on behalf of the Portfolio, it shall comply with Section 17(e)(2) of the 1940 Act in connection with such transactions and shall promptly provide the Board of Trustees of the Portfolio with all information necessary or appropriate for them to make the quarterly determination required under Rule 17e-1(b)(3) under the 1940 Act.

          A. In doing so, the Money Manager's primary objective shall be to select a broker/dealer that can be expected to obtain the best execution for the Portfolio. However, this responsibility shall not be deemed to obligate the Money Manager to solicit competitive bids for each transaction; and the Money Manager shall have no obligation to seek the lowest available commission cost to the Portfolio, so long as the Money Manager believes in good faith, based upon its knowledge of the capabilities of the broker/dealer selected, that the commission cost is reasonable in relation to the total quality and reliability of the brokerage and research services made available by the broker/dealer to the Money Manager viewed in terms of either that particular transaction or of the Money Manager's overall responsibilities with respect to its clients, including the Portfolio, as to which the Money Manager exercises investment discretion, notwithstanding that the Portfolio may not be the direct or exclusive beneficiary of any such services or that another broker/dealer may be willing to charge the Portfolio a lower commission on the particular transaction. The Money Manager shall be under no obligation to execute any order in a fashion either preferential to the Portfolio relative to other accounts managed by the Money Manager or otherwise materially adverse to such other accounts.

          B. The Portfolio shall retain the right to request that transactions involving the Account that give rise to brokerage commissions, in an annual amount determined in accordance with the next sentence, be executed through one or more broker-dealers selected by the Portfolio, which broker-dealers will allocate a portion of such commissions, in an amount mutually satisfactory to the Portfolio and the broker-dealer selected, to pay the direct expenses of the Portfolio or its feeder funds. Any amount so requested may be up to the amount determined by multiplying 50% of the total number of shares traded by the Account for the calendar year times the average commission per share traded for the Account for the calendar year. The Money Manager may reject any request for directed brokerage that does not appear to it to be reasonable or for which it reasonably believes that best execution will not be obtained. The Money Manager shall not be liable for failure to comply with such directed brokerage threshold if it rejects any such request for directed brokerage in accordance with the immediately preceding sentence or if the Portfolio fails to make sufficient requests to enable the Money Manager to meet such threshold. The Manager and the Portfolio acknowledge that, with respect to those transactions for which the Portfolio has requested that the transaction be executed through one or more broker-dealers selected by the Portfolio, such direction may result in the Portfolio paying higher commissions than otherwise might be obtainable or receiving less favorable net prices and execution of some transactions, or both, and may result in the Money Manager's inability to aggregate trades for the Portfolio with those of the Money Manager's other clients in order to obtain volume discounts.

          C. The Portfolio agrees that it will provide the Money Manager with a list of broker/dealers which are "affiliated persons" of the Portfolio's other money managers. Upon receipt of such list, the Money Manager agrees that it will not execute any portfolio transactions with a broker/dealer which is an "affiliated person" (as defined in the 1940 Act) of the Portfolio or of any money manager for the Portfolio without the prior written approval of the Portfolio.

          D. In executing portfolio transactions for the Portfolio, the Money Manager may, to the extent permitted by applicable laws and regulations, but shall not be obligated to, aggregate the securities to be sold or purchased with those of other clients if, in the Money Manager's reasonable judgment, such aggregation (i) will result in an overall economic benefit to the Portfolio, taking into consideration the advantageous selling or purchase price, brokerage commission and other expenses, and trading requirements, and (ii) is not inconsistent with the policies set forth in the Portfolio's registration statement and the Portfolio's Prospectus and Statement of Additional Information. In such event, the Money Manager will allocate the securities so purchased or sold, and the expenses incurred in the transaction, in an equitable manner, consistent with its fiduciary obligations to the Portfolio and such other clients.

          E. In fulfilling directed brokerage requests, when acting in the capacity of broker/dealer for the Portfolio, the Money Manager may utilize "step-out" arrangements or similar operational mechanisms, provided that the total annual amount of commissions generated from such traditional directed brokerage, and such other arrangements or mechanisms that are used to pay the direct expenses of the Portfolio or its feeder funds, meet the thresholds provided in subparagraph 6.B. above.

     7. PROXIES. Unless the Manager gives written instructions to the contrary, the Money Manager shall vote all proxies solicited by or with respect to the issuers of securities in which assets of the Account may be invested. The Money Manager vote such proxies in accordance with the Mellon Financial Corporation Proxy Voting Policy.

     8. REPORTS TO THE MONEY MANAGER. The Portfolio and the Manager shall furnish or otherwise make available to the Money Manager such information relating to the business affairs of the Portfolio, including periodic reports concerning the Portfolio, as the Money Manager at any time, or from time to time, may reasonably request in order to discharge its obligations hereunder.

     9. FEES FOR SERVICES. The compensation of the Money Manager for its services under this Agreement shall be calculated and paid monthly at an annual rate of 0.25% of the Account's average daily net assets.

     10. OTHER INVESTMENT ACTIVITIES OF THE MONEY MANAGER. The Portfolio acknowledges that the Money Manager, or one or more of its affiliates, may have investment responsibilities or render investment advice to, or perform other investment advisory services for, other individuals or entities (the "Affiliated Accounts"). Subject to the provisions of paragraph 2 hereof, the Portfolio agrees that the Money Manager and its affiliates may give advice, exercise investment responsibility and take other action with respect to the Affiliated Accounts which may differ from the advice given or the timing or nature of action taken with respect to the Account, provided that the Money Manager acts in good faith, and provided further that it is the Money Manager's policy to allocate, within its reasonable discretion, investment opportunities to the Account over a period of time on a fair and equitable basis relative to the Affiliated Accounts, taking into account the investment objectives and policies of the Portfolio and any specific investment restrictions applicable thereto. The Portfolio acknowledges that one or more of the Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which the Account may have an interest from time to time, whether in transactions which may involve the Account or otherwise. The Money Manager shall have no obligation to acquire for the Account a position in any investment which any Affiliated Account may acquire, and the Portfolio shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Account or otherwise.

     11. LIMITATION OF LIABILITY. The Money Manager shall not be liable for, and shall be indemnified by the Portfolio for any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, or in accordance with (or in the absence of) specific directions or instructions from the Portfolio or the Manager; provided, however, that such acts or omissions shall not have resulted from the Money Manager's willful misfeasance, bad faith or gross negligence, violation of applicable law, or reckless disregard of its duty or of its obligations hereunder. The rights and obligations that are provided for in this Paragraph 11 shall survive the cancellation, expiration or termination of this Agreement. The federal securities laws impose liabilities under certain circumstances on persons who act in good faith and, therefore, nothing herein shall in any way constitute a waiver or a limitation of any rights which the Manager or the Portfolio may have under any federal securities laws or any other applicable laws.

     12. CONFIDENTIALITY. Subject to the right of the Money Manager and the Portfolio to comply with applicable law, including any demand or request of any regulatory or taxing authority having jurisdiction over it, the parties hereto shall treat as confidential all information pertaining to the Portfolio and the actions of the Money Manager, the Manager and the Portfolio in respect thereof, other than any such information which is or hereafter becomes ascertainable from public or published information. The rights and obligations that are provided for in this Paragraph 12 shall survive the cancellation, expiration or termination of this Agreement.

     13. USE OF THE MONEY MANAGER'S NAME. The Portfolio and the Manager agree to furnish the Money Manager at its principal office prior to use thereof copies of all prospectuses, proxy statements, reports to stockholders, sales literature, or other material prepared for distribution to stockholders of the feeder funds of the Portfolio or the public that refer in any way to the Money Manager, and not to use such material if the Money Manager reasonably objects in writing within five business days (or such other time as may be mutually agreed) after receipt thereof. In the event of termination of this Agreement, the Portfolio and the Manager will continue to furnish to the Money Manager copies of any of the above-mentioned materials that refer in any way to the Money Manager, and will not use such material if the Money Manager reasonably objects in writing within five business days (or such other time as may be mutually agreed) after receipt thereof.

     14. ASSIGNMENT. No assignment, as that term is defined in Section 2(a)(4) of the 1940 Act, of this Agreement shall be made by the Money Manager, and this Agreement shall terminate automatically in the event that it is assigned. The Money Manager shall notify the Manager and the Portfolio in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the 1940 Act, to enable the Manager and the Portfolio to consider whether an assignment as that term is defined in Section 2(a)(4) of the 1940 Act, will occur, and to take the steps necessary to enter into a new money manager agreement with the Money Manager or other investment adviser.

     15. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE PORTFOLIO. The Portfolio represents, warrants and agrees that:

          A. The Money Manager has been duly appointed by the Board to provide investment advisory services to the Account as contemplated hereby.

          B. The Portfolio will deliver to the Money Manager a true and complete copy of its current prospectus as effective from time to time, such other documents or instruments governing the investments of the Portfolio, and such other information as is necessary for the Money Manager to carry out its obligations under this Agreement.

          C. The organization of the Portfolio and the conduct of the business of the Portfolio as contemplated by this Agreement, materially complies, and shall at all times materially comply, with the requirements imposed upon the Portfolio by applicable law including, but not limited to, Section 15 of the 1940 Act.

          D. Investors may invest only in the Portfolio or the feeder funds invested in the Portfolio, and are precluded from directly investing in the Account.

     16. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF MANAGER. The Manager represents, warrants and agrees that:

          A. The Manager acts as an "investment adviser", as that term is defined in Section 2(a)(20) of the 1940 Act, to the Portfolio pursuant to an Investment Subadvisory Agreement with the Portfolio.

          B. The appointment of the Money Manager by the Manager to provide the investment services as contemplated hereby does not require shareholder approval.

          C. The appointment of the Money Manager by the Manager to provide the investment services as contemplated hereby has been approved by the Board.

          D. The Manager is registered as an "investment adviser" under the Investment Advisers Act of 1940, as amended (the "Advisers Act").

          E. The execution, delivery and performance by the Manager of this Agreement and the Investment Subadvisory Agreement are within the Manager's powers and have been duly authorized by all necessary action on the part of its employees, officers and directors, and no action by or in respect of, or filing with, any governmental body, agency or official is required on the part of the Manager for the execution, delivery and performance by the Manager of this Agreement, and the execution, delivery and performance by the Manager of this Agreement do not contravene or constitute a default under (i) any provision of applicable law, rule or regulation, (ii) the Manager's governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Manager.

          F. The Manager will provide a true and complete copy of its Form ADV as filed with the Securities and Exchange Commission, and the information contained therein is complete and accurate in all material respects as of its filing date.

          G. The Manager acknowledges that it received a copy of the Money Manager's Form ADV at least 48 hours prior to the execution of this Agreement.

     17. REPRESENTATIONS, WARRANTIES, CERTIFICATIONS AND AGREEMENTS OF MONEY MANAGER. The Money Manager represents, warrants, certifies and agrees that:

          A. The Money Manager is registered as an "investment adviser" under the Advisers Act.

          B. The Money Manager will maintain, keep current and preserve on behalf of the Portfolio the records identified in Exhibit B in the manner required by such Exhibit. The Money Manager agrees that such records (other than those required by No. 4 of Exhibit B) are the property of the Portfolio and will be surrendered to the Portfolio promptly upon request.

          C. The Money Manager has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act, has provided to the Portfolio a complete and accurate copy of the code of ethics and evidence of its adoption, will promptly send to the Portfolio a copy of any material change to its code of ethics, and will make such reports to the Portfolio as required by Rule 17j-1 under the 1940 Act. The Money Manager has adopted procedures reasonably necessary to prevent "Access Persons" (as defined in such Rule) from violating the Money Manager's code of ethics. The Money Manager has adopted policies and procedures believed by it to be sufficient to enable the Money Manager to detect and prevent the misuse of material, nonpublic information by the Money Manager or any person associated with the Money Manager, in compliance with the Insider Trading and Securities Fraud Enforcement Act of 1988 and any other applicable federal and state securities laws.

          D. The Money Manager shall prepare and furnish to the Portfolio and Meeder annually a certification of compliance with (i) the substantive policies and procedures governing the Money Manager's responsibilities,
     (ii) the Money Manager's obligation of best execution with respect to Portfolio securities transactions and (iii) federal securities laws.

          Furthermore, the Money Manager shall send the Portfolio and Meeder prompt written notice of any regulatory examinations relating to the Portfolio (including without limitation, any examinations made or to be made by the Securities and Exchange Commission), any examination reports, correspondence, documentation, or deficiency letters resulting therefrom and the Money Manager's written responses thereto. The Portfolio and Meeder shall keep such information confidential, except for any disclosure of such information required by law.

          E. The Money Manager will notify the Portfolio of any changes in the membership of its partnership or in the case of a corporation in the ownership of more than five percent of its voting securities, within a reasonable time after such change.

          F. Neither the Money Manager nor any of its directors, officers, employees, or members of an advisory board is (i) ineligible, by reason of subsection (a) of Section 9 of the 1940 Act to serve or act in such capacities or (ii) subject to an order of the Securities and Exchange
     Commission entered pursuant to subsections (b) or (f) of Section 9 of the 1940 Act.

     18. AMENDMENT. This Agreement may be amended at any time, but only by written agreement among the Money Manager, the Manager and the Portfolio, which amendment, other than amendments to Exhibits A and B, must be approved by the Board in the manner required by the 1940 Act.

     19. EFFECTIVE DATE. This Agreement shall become effective for the Portfolio on the effective date set forth on page 1 of this Agreement, and shall continue in effect until the termination date set forth on page 1 of this Agreement. Thereafter, the Agreement shall continue in effect for successive annual periods only so long as its continuance has been specifically approved at least annually (a) by a vote of a majority of the Board or (b) by a vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Portfolio, and in either case by a majority of the Trustees who are not parties to this Agreement or interested persons of any parties to this Agreement (other than as Trustees of the Portfolio) cast in person at a meeting called for purposes of voting on the Agreement.

     20. TERMINATION. This Agreement may be terminated, without the payment of any penalty, by the Board, the Manager, the Money Manager or by the vote of a majority of the outstanding voting securities (as that term is defined in the 1940 Act) of the Portfolio, upon 30 days prior written notice to the other parties hereto. Any such termination shall not affect the status, obligations or liabilities of any party hereto to any of the other parties that accrued prior to such termination.

     21. APPLICABLE LAW. To the extent that state law shall not have been pre-empted by the provisions of any laws of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the State of Ohio, without reference to its choice of law principles.

     22. FORM ADV. By execution of this Agreement, the Portfolio acknowledges separate receipt of the Manager's and Money Manager's Form ADV Part II (a) at least 48 hours prior to execution of this Agreement or (b) contemporaneously with execution of this Agreement, in which case the Agreement may be canceled within five days at no penalty.


                                        THE GROWTH STOCK PORTFOLIO

                                        BY: /s/  Wesley F. Hoag
                                            ------------------------------
                                            Wesley F. Hoag, Vice President


                                        DATE: November 27, 2002
                                              ----------------------------

                                        SECTOR CAPITAL MANAGEMENT, L.L.C.


                                        BY: /s/  William L. Gurner
                                            ------------------------------
                                            William L. Gurner, President


                                        DATE: November 27, 2002
                                              ----------------------------

Accepted and agreed to:

THE DREYFUS CORPORATION

BY: /s/ Stephen R. Byers
    -------------------------------
    Stephen R. Byers, Vice Chairman & CIO

DATE: November 27, 2002
      -----------------------------

EXHIBITS:      A.   Operational Procedures.
               B.   Recordkeeping Requirements.

                                    EXHIBIT A
                             OPERATIONAL PROCEDURES


     Consistent with its legal and fiduciary obligations as an investment adviser, the Money Manager (the "MM") shall abide by certain rules and procedures in order to minimize operational problems. The MM will be required to have various records and files (as required by regulatory agencies) at its offices. The MM will have to maintain a certain flow of information to Mutual Funds Service Co. ("MFSC") and U.S. Bank, N.A. ("U.S. Bank"), the accounting agent and the custodian bank, respectively, for the Portfolio.

     The MM will be required to furnish MFSC with daily information as to executed trades. MFSC should receive this data no later than 12:00 Noon Eastern Standard Time on the day after the trade (T+1). MM shall verify that such information has been received by MFSC. MFSC shall reasonably cooperate to confirm that it has received such information. The necessary information should be transmitted via facsimile machine to MFSC in the form of a daily trade authorization form signed by an authorized individual. A list of authorized persons with specimen signatures must be sent to MFSC. The authorization will contain information on which MFSC and U.S. Bank can rely to either accept delivery or deliver out of the account securities as per each trade by the MM. A preprinted form will be supplied to the MM by the Portfolio. Upon receipt of brokers' confirmations, the MM or MFSC will be required to notify the other party if any differences exist. MFSC will affirm trades through DTC. The reporting of trades by the MM to MFSC must include the following:

     o    Whether Purchase or Sale
     o    Security name
     o    CUSIP Number
     o    Ticker Symbol
     o    Number of shares or principal  amount
     o    Price per share or bond o Accrued interest
     o    Commission dollars per trade, or if a net trade
     o    Executing broker
     o    Trade date
     o    Settlement date
     o If security is not eligible for DTC (Purchase only), Proper Settlement Instructions

MFSC will provide the necessary information to U.S. Bank.

     When opening accounts with brokers for the Portfolio, the account should be a delivery versus payment account. No margin accounts are to be maintained. The broker should be advised to use U.S. Bank's ID system number (NO. _____), with interested party ID confirmations to NO. ____, to facilitate the receipt of information by U.S. Bank and MFSC. If this procedure is followed, DK problems will be held down to a minimum and additional costs of security trades will not become an important factor in doing business.

                                    EXHIBIT B
                    RECORDS TO BE MAINTAINED BY MONEY MANAGER

1. A record of each brokerage order, and all other portfolio purchases and sales orders by the Money Manager or on behalf of the Portfolio for, or in connection with, the purchase or sale of securities, whether executed or unexecuted. Such records shall include:

     A.   The name of the broker,

     B. The terms and conditions of the order, and of any modification or cancellation thereof,

     C.   The time of entry or cancellation,

     D.   The price at which executed,

     E.   The time of receipt of report of execution, and

     F. The name of the person who placed the order on behalf of the Portfolio (Rule 31a-1(b)(5) and (6) of the 1940 Act).

2. A record for each fiscal quarter, completed within ten (10) days after the end of the quarter, showing specifically the basis or bases upon which the allocation of orders for the purchase and sale of portfolio securities to brokers or dealers was made, and the division of brokerage commissions or other compensation on such purchase and sale orders. The record:

     A.   Shall include the consideration given to:

          (i)   the sale of shares of a feeder fund of the Portfolio

          (ii)  the supplying of services or benefits by brokers or dealers to:

                (a)  The Portfolio,
                (b)  The Manager,
                (c)  Yourself (the Money Manager), and
                (d)  Any person other than the foregoing

          (iii) Any other considerations other than the technical qualifications of the brokers and dealers as such.

     B.   Shall show the nature of the services or benefits made available.

                               Page 1 of Exhibit B

     C. Shall describe in detail the application of any general or specific formula or other determinant used in arriving at such allocation of purchase and sale orders and such division of brokerage commissions or other compensation.

     D. The identities of the persons responsible for making the determination of such allocation and such division of brokerage commissions or other compensation (Rule 31a-1(b)(9) of the 1940 Act). *

3. A record in the form of an appropriate memorandum identifying the person or persons, committees, or groups authorizing the purchase or sale of portfolio securities. Where an authorization is made by a committee or group, a record shall be kept of the names of its members who participate in the authorization. There shall be retained as part of this record any memorandum, recommendation, or instruction supporting or authorizing the purchase or sale of portfolio securities (Rule 31a-1(b)(10) of the 1940 Act) and such other information as is appropriate to support the authorization. **

4. Such accounts, books and other documents as are required to be maintained by registered investment advisers by rule adopted under Section 204 of the Advisers Act, to the extent such records are necessary or appropriate to record the Money Manager's transactions made with respect to the Portfolio. (Rule 31a-1(f) of the 1940 Act).

5. All accounts, books, records, or other documents that are required to be maintained pursuant to the 1940 Act, the Advisers Act, or any rule or regulation thereunder, need only be retained by the Money Manager as required under such laws, rule or regulations. Any other account, book, record or other document that is required to be maintained by the Money Manager pursuant to this Exhibit B need only be maintained for six years after the date of its creation.

* Maintained as property of the Portfolio pursuant to Rule 31a-3(a) of the 1940 Act.

** Such information might include: the current Form 10-K, annual and quarterly reports, press releases, reports by analysts and from brokerage firms (including their recommendations, i.e., buy, sell, hold), and any internal reports or portfolio manager reviews.

                               Page 2 of Exhibit B